Financial risk management	12 Months Ended
Dec. 31, 2020
Text block [abstract]
Financial risk management

(7)	Financial risk management
The Group has exposure to different risks from its use of financial instruments, namely, liquidity risk, commodity risk, foreign currency risk, interest rate risk, credit risk and capital risk management.

The Board of Directors has overall responsibility for the establishment and oversight of the Group’s risk management framework. The Board has established mechanisms for developing and monitoring the Group’s risk management policies. The Group’s risk management policies are established to identify and analyze the risks faced by the Group, to set appropriate risk limits and controls, and to monitor risks and adherence to limits. Risk management policies and systems are reviewed regularly to reflect changes in market conditions and the Group’s activities. The Group, through its training and management standards and procedures, aims to develop a disciplined and constructive control environment in which all employees understand their roles and obligations.

(a)	Liquidity risk
Liquidity risk is the risk that the Group will not be able to meet its financial obligations as they fall due. The Group’s approach to managing liquidity risk is to ensure, as far as possible, that it will always have sufficient liquidity to meet its liabilities when due, under both normal and stressed conditions, without incurring unacceptable losses or risking damage to the Group’s reputation.
Our primary sources of funds are cash provided by operations and cash provided by financing activities. Our primary uses of cash are for working capital, capital expenditures, operating leases and general corporate purposes. Historically, we have been able to fund our short-term capital needs with cash generated from our operations. Our long-term capital needs relate to aircraft purchases.
In March 2020, governments around the world, including those of the United States, Colombia and most Latin American countries, declared states of emergency due to the spread of
COVID-19,
and implemented measures to halt the spread of the virus including, enhanced screenings, quarantine requirements and severe travel restrictions.
These developments negatively impacted the demand for air travel and the company’s ability to maintain its passenger operation thus severely affecting the company’s ability to maintain adequate liquidity levels. In order to mitigate the described adverse effects, we temporarily reduced our domestic as well international capacity. In addition to reducing capacity, we implemented additional cost savings and liquidity preservation measures, including a suspension on hiring of new employees, implementation of voluntary unpaid leave of absence, which more than 14,000 employees took, and temporary deferral of labor contracts, non-essential
expenses and capital expenditures, payments on long-term leases and payments of principal on certain financing obligations, as well as negotiations with key suppliers, strategic lenders and other creditors.
To protect and preserve the Group’s operations Avianca Holdings S.A. and certain of its affiliated entities filed voluntary petitions for chapter 11 relief under title 11 of the United States Code on May 10, 2020.
On October 5, 2020, the Group received approval from the U.S. Bankruptcy court for the Southern District of New York to access its debtor-in
possession (DIP) financing totaling just over US $2.0 billion. The DIP financing – inclusive of rollups of existing debt and purchase loan consideration –consists of a US$ 1.27 billion Tranche A senior loan and a US$ 722 million Tranche B subordinated loan. The DIP financing includes US$ 1.217 billion of new funds consisting of US$ 881 million in Tranche A and US$ 336 million in Tranche B.

As of December 31, 2020, a part of the bondholders joined the DIP financing as part of the debt restructuring and therefore a roll-up
of US$219,600 bonds was carried out.
We believe that the above sources, including our DIP financing and cash flow generated from operating activities, are sufficient for our current working capital requirements.
The following are the contractual maturities of
non-derivative
financial liabilities, including estimated interest payments. The amounts under the “Years” columns represent the contractual undiscounted cash flows of each liability.
As of December 31, 2020

	Years
	Carrying amount	Contractual cash flows	One	Two	Three	Four	Five and thereafter

Short–term borrowings	$4,235,197	$4,235,197	$4,235,197	—	—	—	—
Long–term Debt	292,503	375,007	69,564	305,443	—	—	—
Bonds	352,011	352,011	352,011	—	—	—	—
Use rights – IFRS 16	1,401,545	1,646,587	485,985	326,674	263,657	234,064	336,207

Total debt	6,281,256	6,608,802	5,142,757	632,117	263,657	234,064	336,207
Accounts payable	506,256	506,256	489,031	17,225	—	—	—
Accrued Expenses	16,448	16,448	16,448	—	—	—	—

Contractual maturities	$6,803,960	$7,131,506	$5,648,236	$649,342	$263,657	$234,064	$336,207

As of December 31, 2019

	Years
	Carrying amount	Contractual cash flows	One	Two	Three	Four	Five and thereafter
Short–term borrowings	$118,137	$123,734	$123,734	$—	$—	$—	$—
Long–term Debt	3,008,412	3,640,008	554,021	540,615	853,756	612,874	1,078,742
Bonds	531,244	698,436	105,022	43,598	43,598	506,218	—
Use rights – IFRS 16	1,198,530	1,321,871	264,510	246,759	234,094	206,367	370,141
Debt – assets held for sale	490,458	490,458	490,458	—	—	—	—

Total debt	5,346,781	6,274,507	1,537,745	830,972	1,131,448	1,325,459	1,448,883
Accounts payable	542,546	542,546	530,615	11,931	—	—	—
Accrued Expenses	87,610	87,610	87,610	—	—	—	—

Contractual maturities	$5,976,937	$6,904,663	$2,155,970	$842,903	$1,131,448	$1,325,459	$1,448,883

(b)	Fuel price risk
The Group maintains a commodity–price–risk management strategy that uses derivative instruments to minimize significant, unanticipated earnings fluctuations caused by commodity–price volatility. The operations of the Group require a significant volume of jet fuel purchases. Price fluctuations of oil, which are directly related with price fluctuations of jet fuel, cause market values of jet fuel to differ from its cost and cause the actual purchase price of jet fuel to differ from the anticipated price.
All such transactions are carried out within the guidelines set by the Risk Management Committee.
The Group enters into derivative financial instruments using heating oil and jet fuel to reduce the exposure to jet fuel price risks. Such financial instruments are deemed to be highly effective hedge because changes in their fair value are closely correlated with variations in jet fuel prices. The Group determines fair value of the contracts based on the notional future curves as observed in the market; gain or loss of hedge instruments are recognized directly in net equity, through other comprehensive income (OCI), based on Hedge Accounting procedures.
Sensitivity analysis
A change in 1% in jet fuel prices would have increased/decreased profit or loss for the years ended December 31, 2020, and 2019, by $3,255 and $12,041. This calculation assumes that the change occurred at the reporting date and had been applied to risk exposures existing at that date. This analysis assumes that all other variables remain constant and considers the effect of changes in jet fuel price and underlying hedging contracts. The analysis is performed on the same basis for 2019.

(c)	Foreign currency risk
The foreign currency risk arises when the Group carries out transactions and maintains monetary assets and liabilities in currencies other than its functional currency.
The functional currency used by the Group to establish the prices of its services is the US dollar. The Group sells most of its services at prices equivalent to the US dollar and a large part of its expenses are denominated in US dollars or are indexed to that currency, particularly fuel costs, maintenance costs, aircraft leases, lease payments, aircraft, insurance and aircraft components and accessories. The remuneration expenses are denominated in local currencies.
The Group maintains its freight and passenger rates in US dollars. Although sales in domestic markets are made in local currencies, prices are indexed to the US dollar.
The loss in foreign currency is derived primarily from the depreciation of the Colombian Peso against the US Dollar. For the years ended December 31, 2020, 2019 and 2018, the Group recognized a net loss from currency exchanges of $(46,508), $(24,190) and $(9,220) respectively.

The summary quantitative data about the Group’s exposure to currency risk as reported to the management of the Group based on its risk management policy was as follows:

	December 31, 2020
	USD	Colombian Pesos	Euros	Mexican Pesos	Argentinean Pesos	Brazilian Reals	Others	Total
Cash and cash equivalents	$855,733	$33,968	$14,299	$21,985	$1,883	$1,478	$6,092	$935,438
Trade and other receivables, net of expected credit losses	70,018	41,985	43,709	44,878	1,263	10,646	18,038	230,537
Secured debt and bonds	(3,919,738)	(3,823)	(102,935)	—	—	—	—	(4,026,496)
Unsecured debt	(173,632)	(535)	—	—	—	—	—	(174,167)
Accrued expenses	(14,386)	(755)	(92)	—	—	(1,196)	(19)	(16,448)
Accounts payable	(337,854)	(96,252)	(15,893)	(19,354)	(2,261)	(4,804)	(29,838)	(506,256)

Net financial position exposure	$(3519,859)	$(25,412)	$(60,912)	$47,509	$885	$6,124	$(5,727)	$(3,557,392)

Sensitivity analysis
Change forecast in exchange rate		(3.78)%	(8.19)%	(4.63)%	(22.32)%	(18.44)%
Effect on profit of the yea r		$960.57	$4,988	$(2,200)	$(19,753)	$(1,129)

	December 31, 2019
	USD	Colombian Pesos	Euros	Mexican Pesos	Argentinean Pesos	Brazilian Reals	Others	Total
Cash and cash equivalents	$209,139	$87,382	$15,111	$4,789	$11,045	$—	$15,007	$342,473
Trade and other receivables, net of expected credit losses	137,692	1,474	81,982	8,591	6,637	17,764	5,499	259,639
Secured debt and bonds	(4,554,328)	(16,285)	(120,055)	—	—	—	—	(4,690,668)
Unsecured debt	(160,801)	(4,854)	—	—	—	—	—	(165,655)
Debt – Assets held for sale	(449,340)	—	(41,118)	—	—	—	—	(490,458)
Accrued expenses	(63,385)	(19,560)	(2,726)	(408)	—	(1,531)	—	(87,610)
Accounts payable	(363,129)	(51,313)	(38,716)	(19,258)	—	(17,437)	(52,693)	(542,546)

Net financial position exposure	$(5,244,152)	$(3,156)	$(105,522)	$(6,286)	$17,682	$(1,204)	$(32,187)	$(5,374,825)

Sensitivity analysis
Change forecast in exchange rate		(6.4)%	(0.045)%	(4.4)%	9.1%	2.6%
Effect on profit of the year		$201	$(48)	$279	$1,617	$(32)

Sensitivity analysis
The calculation assumes that the change occurred at the reporting date and had been applied to risk exposures existing at that date. This analysis assumes that all other variables remain constant and considers the effect of changes in the exchange rate, which is the rate that could materially affect the Group’s consolidated statement of comprehensive income.

(d)	Interest rate risk
The Group incurs interest rate risk mainly on financial obligations with banks and aircraft lessors. These lease payments long-term lease payments at interest floating rates expose the Group to the cash flow risk. Interest rate risk is managed through a mix of fixed and floating rates on loans and lease agreements, combined with interest rate swaps.
The Group assesses interest rate risk by monitoring and identifying changes in interest rate exposures that may adversely impact expected future cash flows and by evaluating hedging opportunities. The Group maintains risk management control systems to monitor interest rate risk attributable to both the Group’s outstanding or forecasted debt obligations.
At the reporting date the interest rate profile of the Group’s interest–bearing financial instruments is:

Carrying amount – asset/(liability)	December 31, 2020	December 31, 2019

Fixed rate instruments
Financial assets	$678,720	$272,013
Financial liabilities	(2,675,990)	(4,421,351)
Interest rate swaps	—	471

Total	$(1,997,270)	$(4,148,867)

Floating rate instruments
Financial assets	$40,050	$5,685
Financial liabilities	(1,759,951)	(925,430)

Total	$(1,719,901)	$(919,745)

(e)	Credit risk
Credit risk is the potential loss from a transaction in the event of default by the counterparty during the term of the transaction or on settlement of the transaction. Credit exposure is measured as the cost to replace existing transactions should a counterparty default.

There are no significant concentrations of credit risk at the consolidated statement of financial position date. The maximum exposure to credit risk is represented by the carrying amount of each financial asset.
The Group conducts transactions with the following major types of counterparties:

•
Trade receivables, net of expected credit losses: The Group is not exposed to significant concentrations of credit risk since most accounts receivable arise from sales of airline tickets to individuals through travel agencies in various countries, including virtual agencies and other airlines. These receivables are short term in nature and are generally settled shortly after the sales are made through major credit card companies.

Cargo–related receivables present a higher credit risk than passenger, sales given the nature of processing payment for these sales. The Group is continuing its implementation of measures to reduce this credit risk for example, by reducing the payment terms and affiliating cargo agencies to the IATA, Cargo Account Settlement Systems (“CASS”). CASS is designed to simplify the billing and settling of accounts between airlines and freight forwarders. It operates through an advanced global web–enabled e–billing solution.

•
Cash, cash equivalents and deposits with banks and financial institutions: In order to reduce counterparty risk and to ensure that the risk assumed is known and managed by the Company, investments are diversified among different banking institution (both local and international). The Group evaluates the credit standing of each counterparty and the levels of investment, based on (i) their credit rating, (ii) the equity size of the counterparty, and (iii) investment limits according to the Group level of liquidity. According to these three parameters, the Group chooses the most restrictive parameter of the previous three and based on this, establishes limits for operations with each counterparty.

•
Foreign exchange transactions: The Group minimizes counterparty credit risk in derivative instruments by entering into transactions with counterparties with which the Group has signed “International Swaps and Derivatives Association Master Agreements”. Given their high credit ratings, management does not expect any counterparty to fail to meet its contractual obligations.

(f)	Capital risk management
The Group’s capital management policy is to maintain a sound capital base in order to safeguard the Group’s ability to continue as a going concern, and in doing so, face its current and long–term obligations, provide returns for its shareholders, and maintain an optimal capital structure to reduce the cost of capital. The Group monitors capital on the basis of the debt–to–capital ratio.

Following is a summary of the debt–to/capital ratio of the Group:

	Notes	December 31, 2020	December 31, 2019
Debt	17	$6,281,256	$5,346,781
Less: cash and cash equivalents and restricted cash	8	(935,438)	(342,473)

Total net debt		5,345,818	5,004,308
Total equity (deficit)		(1,301,772)	5,167

Total Capital		$4,044,046	$5,009,475

Net debt–to–capital ratio		132%	100%
As part of the Chapter 11 reorganization plan, the Group will submit to the Court the reorganization plan that will include the trading of liabilities at a sustainable level.

(g)	Fair value financial assets and liabilities
The fair values of financial assets and liabilities, together with the carrying amounts shown in the consolidated statement of financial position as of December 31, 2020 are as follows:

		December 31, 2020
	Notes	Carrying amount	Fair value
Financial assets
Investments	13	$42,919	$42,919
Plan assets	21	216,548	216,548

		$259,467	$259,467

Financial liabilities
Short term borrowings and long–term debt	17	$6.281.256	$6,275,788
Derivative instruments	28,29	2.697	2,697

		$6.283.953	$6,278,485

The fair values of financial assets and liabilities, together with the carrying amounts shown in the consolidated statement of financial position as of December 31, 2019 are as follows:

		December 31, 2019
	Notes	Carrying amount	Fair value
Financial assets
Investments	13	$55,440	$55,440
Derivative instruments	28	536	536
Plan assets	21	204,527	204,527

		$260,503	$260,503

Financial liabilities
Short term borrowings and long–term debt	17	$5,346,781	$5,454,688
Derivative instruments	28,29	1,289	1,289

		$5,348,070	$5,455,977

The fair value of the financial assets and liabilities corresponds the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale.
Management assessed that cash and cash equivalents, account receivable, account payable and other current liabilities approximate their carrying amount largely due to the short–term maturities of these instruments.